SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 12, 2010

ENTECH  SOLAR, INC.
(Exact Name of Registrant as specified in charter)

Delaware	001-34592	33-0123045

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas	76177
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   817/ 224-3600

                                                  N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

On October 12, 2010, Entech Solar, Inc. (the “Company”) issued and sold to Chapman University, a California Non-profit Corporation, 15,797,788 shares of the Company’s common stock, par value $0.001 per share, at a price of $0.0633 per share, for an aggregate purchase price of $1,000,000.

In connection with the foregoing, the Company relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and/or Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities. The offering and sale was made to a single person, who is an accredited investor, and transfer is restricted by the Company in accordance with the requirements of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.

By:	/s/ Charles Michel
Chief Financial Officer

Dated: October 14, 2010